UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – December 15, 2008

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Glen Head Road, Glen Head, New York		11545

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendments to Employment Agreements, 1996 Stock Option and Appreciation Rights Plan, 2006 Stock Compensation Plan, and Supplemental Executive Retirement Program

Between December 15, 2008 and December 19, 2008, each employment agreement that the First of Long Island Corporation has with an executive officer was amended so as to comply with the requirements of Section 409A of the Internal Revenue Code (“Section 409A”) and the related implementing regulations. Each of these amendments, which are furnished as Exhibits 10.1 through 10.7 of this Form 8-K filing, provide that any termination payment becoming due under the employment agreement shall not be paid until the expiration of a period of six months after termination of employment and, for each employment agreement that contains a provision for the payment of legal expenses, include non-substantive language changes utilizing the language of the pertinent regulation under Section 409A.

On December 15, 2008, Section 13 of the 1996 Stock Option and Appreciation Rights Plan (the “1996 Plan”) and Section 8 of the 2006 Stock Compensation Plan (the “2006 Plan”) were amended to provide that no stock-based award will be modified, extended, or renewed if such action would result in a violation of Section 409A. In addition, Section 10.7 of the 2006 Plan was amended to provide that dividends paid on restricted stock, if any, and dividend equivalents paid on restricted stock units (“RSUs”), if any, would be structured by the Compensation Committee in such manner as to avoid a violation of Section 409A. Also, Section 13.1 of the 2006 Plan was amended to provide that the payment of RSUs upon death of the recipient shall be made pursuant to the terms of the RSU Award Agreement. The amendments to the 1996 and 2006 Plans are furnished as Exhibits 10.8 and 10.9, respectively, to this Form 8-K filing.

On December 15, 2008, the Supplemental Executive Retirement Program (“SERP”) was amended to terminate Plan “A” under which no benefits have been accrued to any participant and Plan “B” was amended by the deletion from Section 4.1(b) of a provision which allowed participants to consent to contribution dates later than those specified in such Section and by the addition of Section 5.1(d) which established fixed times for tax withholdings. The amendment to the SERP is furnished as Exhibit 10.10 to this Form 8-K filing.

Item 9.01 Exhibits

10.1	Amendment to Employment Agreement between Registrant and Michael N. Vittorio dated January 3, 2005
10.2	Amendment to Employment Agreement between Registrant and Sallyanne K. Ballweg dated December 13, 2007
10.3	Amendment to Employment Agreement between Registrant and Donald L. Manfredonia dated January 1, 2002
10.4	Amendment to Employment Agreement between Registrant and Mark D. Curtis dated January 1, 2005
10.5	Amendment to Employment Agreement between Registrant and Richard Kick dated January 1, 2005
10.6	Amendment to Employment Agreement between Registrant and Brian J. Keeney dated January 1, 2005
10.7	Amendment to Employment Agreement between Registrant and John Grasso dated January 1, 2007
10.8	Amendment to 1996 Stock Option and Appreciation Rights Plan
10.9	Amendment to 2006 Stock Compensation Plan
10.10	Amendment to Supplemental Executive Retirement Program

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: December 19, 2008	By: /s/ Mark D. Curtis

Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)